As filed with the Securities and Exchange Commission on August 8, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22072

The Cushing MLP Total Return Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

The Cushing MLP Total Return Fund

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2012

Updated August 1, 2011

Item 1. Reports to Stockholders.

THE CUSHING® MLP TOTAL RETURN FUND

Semi-Annual Report

May 31, 2012

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 www.cushingcef.com www.swankcapital.com

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The Cushing® MLP Total Return Fund

Shareholder Letter

Dear Fellow Shareholders,

A surge of optimism helped fuel the broader market (as measured by the S&P 500 Index) and the master limited partnership (“MLP”) sector (as measured by the Cushing® 30 MLP Index), for the majority of the Fund’s six month fiscal period ended May 31, 2012. By the end of the period, however, that exuberance and good spirits gave way to concerns and apprehension about the potential impact of a Greece exit from the Eurozone, decelerating growth in Asia, falling oil and natural gas liquid (NGL) prices, and signs of uneven growth in the U.S. economy.

While valuation metrics for the MLP sector have become more reasonable after the market downturn during the month of May, we still see clear divergences within the space and stock picking remains critical. There continues to be patches of fundamental weakness. For example, low natural gas prices have wreaked havoc on select MLP subsectors such as propane and coal. Besides the basic fundamental problem that there is simply too much production and supply, the dramatically warmer-than-normal winter exacerbated the problem. Further, even for those stocks that do not face these types of broader headwinds, investors have seemingly had little patience for holdings that face temporary operational issues or near-term distribution growth uncertainty.

Nevertheless, we continue to believe that there are tremendous midstream opportunities for certain MLPs (the “haves”), driven primarily by new shale gas and oil discoveries all across the U.S. The infrastructure build out of maturing shale plays (e.g. Eagle Ford, Granite Wash) is well under way with a need for additional infrastructure and several MLPs already possessing a strong foothold. Areas of opportunity also include the developing shale plays (Bakken, Horizontal Permian and Marcellus) and the emerging shale plays (Utica, Mississippi Lime, Niobrara and Avalon). Simply put, there is an abundance of areas that require midstream infrastructure, and talk of new opportunities, like the Brown Dense and the Tuscaloosa Marine shale, is becoming more frequent.

Of course, as MLP investors, what we ultimately care about is how all of this development translates into cash flow and distribution growth. Several large-cap diversified MLPs with sizable asset footprints continue to capitalize on infrastructure needs and increase their distribution growth rates. To illustrate, the following MLPs announced projected acceleration of their distribution growth targets:

•	Enterprise Products Partners, L.P. management announced that the company is evaluating a potential increase in distribution growth from 5-6% over the past few years.

•	Kinder Morgan Energy Partners, L.P. projected distribution growth of 7% annually for the next several years, up from a prior target of 5%.

•	Magellan Midstream Partners, L.P. increased its 2012 distribution growth guidance to 9% from 7% previously and projects 2013 distribution growth of 8-10%.

•	ONEOK Partners, L.P.’s projected distribution growth for 2012 is 14% (versus 11% forecasted in September of 2011), with increases projected to 15%-20% annually in 2013/2014.

•	Plains All American Pipeline, L.P. projected distribution growth of 8%-9% in 2012 versus a prior range of 5%-7%.

•

Williams Partners, L.P. projects to deliver approximately 8% annual growth in distributions for 2012 and 8-10% annual growth for 2013 and 2014. The MLP’s general partner, Williams Companies, Inc., also raised its 2012 estimates and now projects its 2012 dividend to be 55% higher than the full-year 2011 dividend. Williams Companies, Inc. announced plans to increase its dividend by 20% in both 2013 and 2014.

Ultimately, we think investors will stay focused on robust MLP distribution growth potential in this low yield environment. However, given that global risks abound, caution and stock selection continue to be warranted.

The Cushing® MLP Total Return Fund ended the first half of the fiscal period with negative performance, primarily as a result of the volatility in May. For the six month period ended May 31, 2012, the Fund delivered a negative 4.57% total return versus total returns of 6.43% and 0.26% for the S&P 500 Index and The Cushing® 30 MLP Index, respectively.

The largest individual contributors to the Fund’s performance were Plains All American Pipeline, L.P. (PAA) and Genesis Energy, L.P. (GEL), primarily driven by the increased focus on companies operating in the crude oil transportation and storage businesses. The largest detractors from the Fund’s performance were Copano Energy, L.L.C. (CPNO) and E.V. Energy

Partners, L.P. (EVEP). CPNO experienced operational difficulties and slowed its distribution growth estimates during the period, while EVEP’s potential monetization of its Utica acreage has been delayed to the second half of 2012.

The Fund has the ability to utilize leverage and we believe that, over time, the use of leverage can provide opportunities for additional income and total return for shareholders. Along with potential benefits, we must be mindful of the downside that the use of leverage can expose the Fund to increased volatility. As the prices of the Fund’s investments increase or decline, the impact to net asset value and total return will be magnified when leverage is utilized. Unfortunately, the use of leverage during the current period was a negative factor impacting the Fund’s relative performance.

We remain positive on the longer-term outlook for MLPs. Projections for continued distribution growth remain strong, interest rates and inflation appear to be remaining at low levels and valuations are reasonable. We continue to monitor a variety of potential market influencers, including lackluster U.S. economic growth and Eurozone fiscal concerns, as well as unrest in the Middle East, which may have an impact on oil prices. Although natural gas prices remain low, there are recent signs that increased demand and less readily available supplies may change this trend.

Again, we appreciate your support. Thank you for your continued confidence.

Jerry V. Swank

Chairman, Chief Executive Officer and President

Opinions expressed above are subject to change at any time, are not guaranteed and should not be considered investment advice. Past performance does not guarantee future results.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the schedule of investments for a complete list of fund holdings.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Cushing® 30 MLP Index (“Cushing 30”) tracks the performance of 30 publicly traded MLP securities that hold midstream energy infrastructure assets in North America, chosen according to a proprietary fundamental scoring model developed by Cushing® MLP Asset Management, LP to rank potential MLPs for inclusion in the Cushing 30. It is not possible to invest directly in an index.

The Cushing® MLP Total Return Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Period from December 1, 2011 through May 31, 2012	Fiscal Year Ended 11/30/11	Fiscal Year Ended 11/30/10	Fiscal Year Ended 11/30/09	Fiscal Year Ended 11/30/08
FINANCIAL DATA
Total income from investments
Distributions received from MLPs	$12,568,947	$26,479,761	$16,566,758	$8,889,886	$12,277,393
Dividends from common stock	1,016,306	5,976,120	4,483,307	1,779,867	178,095
Interest income & other	510,880	1,146,511	1,320,531	518,446	316,870

Total income from investments	$14,096,133	$33,602,392	$22,370,596	$11,188,199	$12,772,358
Advisory fee and operating expenses
Advisory fees, less reimbursement by Adviser	$2,778,555	$4,822,578	$2,467,110	$557,839	$1,615,353
Operating expenses(a)	2,359,134	2,671,727	948,767	1,072,460	750,292
Leverage costs	600,229	677,213	465,469	176,619	924,418
Other	813,395	574,220	257,274	100,347	108,279

Total advisory fees and operating expenses	$6,551,313	$8,745,738	$4,138,620	$1,907,265	$3,398,342
Distributable Cash Flow (DCF)(b)	$7,544,820	$24,856,654	$18,231,976	$9,280,934	$9,374,016
Distributions paid on common stock	$22,350,041	$20,674,008	$18,332,242	$9,505,720	$9,505,720
Distributions paid on common stock per share	$0.68	$0.68	$0.90	$1.01	$1.26
Distribution Coverage Ratio
Before advisory fee and operating expenses	0.6 x	1.6 x	1.2 x	1.2 x	1.3 x
After advisory fee and operating expenses	0.3 x	1.2 x	1.0 x	1.0 x	1.0 x
OTHER FUND DATA (end of period)
Total Assets, end of period	371,145,167	370,416,553	293,125,989	98,339,592	61,974,946
Unrealized appreciation (depreciation), net of income taxes	4,234,871	9,253,059	67,183,214	20,880,742	(58,032,746)
Short-term borrowings	82,300,000	72,800,000	69,800,000	29,900,000	14,500,000
Short-term borrowings as a percent of total assets	22%	20%	24%	30%	23%
Net Assets, end of period	216,029,646	255,747,023	208,002,375	64,511,402	37,779,243
Net Asset Value per common share	$6.51	$7.74	$8.03	$5.74	$3.98
Market Value per share	$8.34	$9.43	$9.42	$7.37	$10.36
Market Capitalization	$276,554,975	$311,708,103	$244,113,742	$82,894,797	$98,247,516
Shares Outstanding	33,160,069	33,054,942	25,914,410	11,247,598	9,483,351

(a)	Excludes expenses related to capital raising.

(b)	“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions and offering expenses.

The Cushing® MLP Total Return Fund

Allocation of Portfolio Assets (Unaudited)

May 31, 2012

(Expressed as a Percentage of Total Investments)

(1)	Master Limited Partnerships and Related Companies
(2)	Senior Notes
(3)	Common Stock
(4)	Preferred Stock

The Cushing® MLP Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2012

COMMON STOCK — 1.4%(1)	Shares	Fair Value

Natural Gas Gathering/Processing — 1.4%(1)
United States — 1.4%(1)
Targa Resources Corp.	66,000	$2,926,440

Total Common Stock (Cost $3,002,815)		$2,926,440

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 117.9%(1)
Crude Oil/Natural Gas Production — 29.7%(1)
United States — 29.7%(1)
Breitburn Energy Partners, L.P.(3)	720,000	$11,952,000
EV Energy Partners, L.P.(3)	300,000	15,384,000
Legacy Reserves, L.P.	234,000	5,779,800
Linn Energy, LLC(3)	336,000	11,938,080
LRR Energy, L.P.(3)	25,000	362,250
Pacific Coast Oil Trust(4)	91,000	1,531,530
QR Energy, L.P.(3)	463,000	7,815,440
Sandridge Mississippian Trust(3)	90,000	2,443,500
Sandridge Permian Trust(3)	350,000	6,979,000

		64,185,600

Crude Oil/Refined Products Pipelines and Storage — 34.1%(1)
United States — 34.1%(1)
Blueknight Energy Partners, L.P.	216,778	1,478,426
Enbridge Energy Partners, L.P.(3)	434,000	12,690,160
Genesis Energy, L.P.(3)	472,000	13,579,440
Kinder Morgan Management, LLC(3)(5)	211,925	15,053,023
NuStar Energy, L.P.(3)	283,000	14,775,430
Plains All American Pipeline, L.P.(3)	205,000	16,098,650

		73,675,129

Natural Gas/Natural Gas Liquid Pipelines and Storage — 18.3%(1)
United States — 18.3%(1)
Boardwalk Pipeline Partners, L.P.(3)	540,000	14,013,000
Energy Transfer Equity, L.P.(3)	267,000	9,700,110
Enterprise Products Partners, L.P.(3)	275,000	13,409,000
ONEOK Partners, L.P.	45,000	2,457,000

		39,579,110

Natural Gas Gathering/Processing — 31.8%(1)
United States — 31.8%(1)
Atlas Pipeline Partners, L.P.(3)	219,000	6,570,000
Crosstex Energy, L.P.(3)	965,000	15,044,350
DCP Midstream Partners, L.P.(3)	224,000	8,809,920
MarkWest Energy Partners, L.P.(3)	262,000	12,560,280
Regency Energy Partners, L.P.(3)	625,000	13,450,000
Targa Resources Partners, L.P.(3)	275,000	10,785,500
Western Gas Partners, L.P.	34,000	1,499,060

		68,719,110

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2012 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 117.9%(1) — (Continued)	Shares	Fair Value

Propane — 3.6%(1)
United States — 3.6%(1)
NGL Energy Partners, L.P.	175,000	$4,063,500
Petrologistics, L.P.(4)	266,000	3,724,000

		7,787,500

Shipping — 0.4%(1)
Republic of the Marshall Islands — 0.4%(1)
Capital Product Partners, L.P.	115,000	840,650

Total Master Limited Partnerships and Related Companies (Cost $256,177,863)		$254,787,099

PREFERRED STOCK — 11.4%(1)
Crude Oil/Refined Products Pipelines and Storage — 3.0%(1)
United States — 3.0%(1)
Blueknight Energy Partners, L.P.	757,519	$6,438,912

Shipping — 8.4%(1)
Republic of the Marshall Islands — 8.4%(1)
Capital Product Partners, L.P.(6)	1,111,111	9,999,999
Seaspan Corp.	300,000	8,244,000

		18,243,999

Total Preferred Stock (Cost $23,334,422)		$24,682,911

SENIOR NOTES — 3.1%(1)	Principal Amount
Crude Oil/Natural Gas Production — 2.1%(1)
United States — 2.1%(1)
Breitburn Energy Partners, L.P., 8.625%, due 10/15/2020	$2,500,000	$2,606,250
Linn Energy, LLC, 7.750%, due 02/01/2021	2,000,000	2,055,000

		4,661,250

Crude Oil/Refined Products Pipelines and Storage — 0.5%(1)
United States — 0.5%(1)
Genesis Energy, L.P., 7.875%, due 12/15/2018	1,000,000	1,017,500

Natural Gas Gathering/Processing — 0.5%(1)
United States — 0.5%(1)
Targa Resources Partners, L.P., 8.250%, due 07/01/2016	200,000	209,000
Targa Resources Partners, L.P., 7.875%, due 10/15/2018	250,000	270,000
Targa Resources Partners, L.P., 6.875%, due 02/01/2021	600,000	621,000

		1,100,000

Total Senior Notes (Cost $6,368,508)		$6,778,750

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2012 — (Continued)

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 3.6%(1)	Shares	Fair Value
United States — 3.6%(1)
AIM Short-Term Treasury Portfolio Fund – Institutional Class, 0.02%(2)	1,535,772	$1,535,772
Fidelity Government Portfolio Fund – Institutional Class, 0.01%(2)	1,535,772	1,535,772
First American Treasury Obligations Fund – Class A, 0.00%(2)	1,535,772	1,535,772
First American Treasury Obligations Fund – Class Y, 0.00%(2)	1,535,773	1,535,773
First American Treasury Obligations Fund – Class Z, 0.00%(2)	1,535,773	1,535,773

Total Short-Term Investments (Cost $7,678,862)		$7,678,862

TOTAL INVESTMENTS — 137.4%(1) (COST $296,562,470)		$296,854,062
Liabilities in Excess of Other Assets — (37.4)%(1)		(80,824,416)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$216,029,646

SCHEDULE OF SECURITIES SOLD SHORT	Shares
Exchange Traded Notes — (22.3)%(1)
United States — (22.3)%(1)
Credit Suisse Cushing 30 MLP Index ETN	500,000	$11,555,000
J.P. Morgan Alerian MLP Index ETN	1,000,000	36,540,000

TOTAL SECURITIES SOLD SHORT — (22.3)%(1) (PROCEEDS $52,038,279)		$48,095,000

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Rate reported is the current yield as of May 31, 2012.

(3)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(4)	No distribution or dividend was made during the period ended May 31, 2012. As such, it is classified as a non-income producing security as of May 31, 2012.

(5)	Security distributions are paid-in-kind.

(6)	Restricted security under Rule 144A.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Assets & Liabilities (Unaudited)

May 31, 2012

Assets
Investments, at fair value (cost $296,562,470)	$296,854,062
Cash	59,632,572
Receivable for investments sold	14,430,662
Distributions and dividends receivable	32,468
Interest receivable	119,778
Prepaid expenses and other assets	75,625

Total assets	371,145,167

Liabilities
Securities sold short, at fair value (proceeds $52,038,279)	48,095,000
Payable to Adviser	450,106
Payable for investments purchased	15,548,610
Distributions and dividends payable	7,461,016
Short-term borrowings	82,300,000
Current tax expense	272,000
Accrued interest expense	4,215
Accrued expenses and other liabilities	984,574

Total liabilities	155,115,521

Net assets applicable to common stockholders	$216,029,646

Net Assets Applicable to Common Stockholders Consisting of Capital stock, $0.001 par value; 33,160,069 shares issued and outstanding (unlimited shares authorized)	$33,160
Additional paid-in capital	285,564,270
Undistributed net investment loss, net of income taxes	(3,048,012)
Accumulated realized loss, net of income taxes	(70,754,643)
Net unrealized gain on investments, net of income taxes	4,234,871

Net assets applicable to common stockholders	$216,029,646

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$6.51

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Operations (Unaudited)

Period from December 1, 2011 through May 31, 2012

Investment Income
Distributions received from master limited partnerships	$12,568,947
Less: return of capital on distributions	(10,095,304)

Distribution income from master limited partnerships	2,473,643
Dividends from common stock	1,016,306
Interest income	510,836
Other income	44

Total Investment Income	4,000,829

Expenses
Advisory fees	2,778,555
Stock loan fees	1,857,077
Professional fees	135,657
Administrator fees	119,694
Registration fees	61,488
Trustees’ fees	58,304
Reports to stockholders	55,526
Fund accounting fees	37,065
Custodian fees and expenses	22,249
Transfer agent fees	12,074
Other expenses	71,072

Total Expenses before Interest and Dividend Expense	5,208,761

Interest expense	600,229
Dividend expense	742,323

Net Expenses	6,551,313

Net Investment Loss, before income taxes	(2,550,484)

Current tax expense	(272,000)

Net Investment Loss	(2,822,484)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(174,944)
Net realized loss on securities sold short	(10,334,093)
Net realized gain on written options	48,661

Net realized loss on investments	(10,460,376)

Net change in unrealized depreciation of investments	(5,018,188)

Net Realized and Unrealized Gain (Loss) on Investments	(15,478,564)

Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(18,301,048)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statements of Changes in Net Assets

	Period From December 1, 2011 through May 31, 2012	Fiscal Year Ended November 30, 2011
	(Unaudited)
Operations
Net investment income (loss)	$(2,822,484)	$263,339
Net realized gain (loss) on investments	(10,460,376)	57,574,792
Net change in unrealized depreciation of investments	(5,018,188)	(57,930,155)

Net decrease in net assets applicable to common stockholders resulting from operations	(18,301,048)	(92,024)

Dividends and Distributions to Common Stockholders
Net investment income	(1,117,502)	(413,480)
Return of capital	(21,232,539)	(20,260,528)

Total dividends and distributions to common stockholders	(22,350,041)	(20,674,008)

Capital Share Transactions
Proceeds from issuance of 0 and 6,900,000 common shares from offerings, net of offering costs of $0 and $0, respectively	—	66,240,000
Issuance of 105,127 and 240,532 common shares from reinvestment of distributions to stockholders, respectively	933,712	2,270,680

Net increase in net assets applicable to common stockholders from capital share transactions	933,712	68,510,680

Total increase (decrease) in net assets applicable to common stockholders	(39,717,377)	47,744,648
Net Assets
Beginning of fiscal period	255,747,023	208,002,375

End of fiscal period	$216,029,646	$255,747,023

Undistributed net investment income (loss) at the end of the fiscal year	$(3,048,012)	$891,974

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Cash Flows (Unaudited)

Period from December 1, 2011 through May 31, 2012

Operating Activities
Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(18,301,048)
Adjustments to reconcile decrease in the net assets applicable to common stockholders to net cash provided by operating activities
Net change in unrealized depreciation of investments	5,018,188
Purchases of investments	(271,040,087)
Proceeds from sales of investments	257,575,903
Proceeds from investments sold short	230,442,167
Purchases to cover investments sold short	(227,261,755)
Proceeds from option transactions, net	101,366
Return of capital on distributions	10,095,304
Net realized gains on sales of investments	10,460,376
Net purchases of short-term investments	(5,573,260)
Net accretion/amortization of senior notes’ premiums/discounts	(16,423)
Changes in operating assets and liabilities
Receivable for investments sold	(13,034,469)
Interest receivable	307,828
Distributions and dividends receivable	(15,159)
Prepaid and other assets	(2,612)
Payable to Adviser	15,413
Distributions and dividends payable	7,461,016
Payable for investments purchased	15,548,610
Current tax expense	272,000
Accrued interest expense	537
Accrued expenses and other liabilities	743,999

Net cash provided by operating activities	2,797,894

Financing Activities
Proceeds from borrowing facility	120,000,000
Repayment of borrowing facility	(110,500,000)
Common Stock Issuance, net of underwriting and other direct costs	105
Additional paid-in capital from Common Stock Issuance	(105)
Dividends paid to common stockholders	(21,791,075)

Net cash used by financing activities	(12,291,075)

Decrease In Cash and Cash Equivalents	(9,493,181)
Cash and Cash Equivalents:
Beginning of period	69,125,753

End of period	$59,632,572

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$599,692
Taxes Paid	$107,800
Additional paid-in capital from Dividend Reinvestment	$933,712

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Financial Highlights

	Period from December 1, 2011 through May 31, 2012	Fiscal Year Ended November 30, 2011	Fiscal Year Ended November 30, 2010	Fiscal Year Ended November 30, 2009	Fiscal Year Ended November 30, 2008	Period from August 27, 2007(1) through November 30, 2007
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$7.74	$8.03	$5.74	$3.98	$18.17	$—
Public offering price	—	—	—	—	—	20.00
Offering costs on issuance of common shares	—	—	(0.05)	(0.01)	—	(0.94)
Income from Investment Operations:
Net investment income (loss)	(0.09)	0.68	1.07	1.09	1.15	0.30
Net realized and unrealized gain (loss) on investments	(0.69)	(0.29)	2.17	1.69	(14.05)	(0.89)

Total increase (decrease) from investment operations	(0.78)	0.39	3.24	2.78	(12.90)	(0.59)

Less Distributions to Common Stockholders:
Net investment income	(0.02)	(0.01)	—	—	—	—
Return of capital	(0.43)	(0.67)	(0.90)	(1.01)	(1.29)	(0.30)

Total distributions to common stockholders	(0.45)	(0.68)	(0.90)	(1.01)	(1.29)	(0.30)

Net Asset Value, end of period	$6.51	$7.74	$8.03	$5.74	$3.98	$18.17

Per common share fair value, end of period	$8.34	$9.43	$9.42	$7.37	$10.36	$16.71

Total Investment Return Based on Fair Value(4)	(3.76)%	7.48%	42.26%	(16.89)%	(31.18)%	(14.84	)%(3)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Financial Highlights — (Continued)

	Period from December 1, 2011 through May 31, 2012	Fiscal Year Ended November 30, 2011	Fiscal Year Ended November 30, 2010	Fiscal Year Ended November 30, 2009	Fiscal Year Ended November 30, 2008	Period from August 27, 2007(1) through November 30, 2007
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$216,302	$255,747	$208,002	$64,511	$37,779	$159,103
Ratio of expenses (including current and deferred income tax benefit/expense) to average net assets before waiver(5)(6)	5.28%	3.39%	3.08%	4.32%	5.18%	(4.53)%
Ratio of expenses (including current and deferred income tax benefit/expense) to average net assets after waiver(5)(6)	5.28%	3.39%	3.05%	3.74%	4.75%	(5.18)%
Ratio of expenses (excluding current and deferred income tax benefit/expense) to average net assets before waiver(5)(6)(7)	5.07%	3.39%	3.08%	4.32%	2.99%	2.69%
Ratio of expenses (excluding current and deferred income tax benefit/expense) to average net assets after waiver(5)(6)(7)	5.07%	3.39%	3.05%	3.74%	2.56%	2.04%
Ratio of net investment income (loss) to average net assets before waiver(5)(6)(7)	(1.97)%	0.10%	1.66%	0.22%	(1.93)%	(0.48)%
Ratio of net investment income (loss) to average net assets after waiver(5)(6)(7)	(1.97)%	0.10%	1.69%	0.80%	(1.49)%	0.17%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, before waiver(5)(6)	(2.18)%	0.10%	1.66%	0.22%	(4.12)%	6.74%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, after waiver(5)(6)	(2.18)%	0.10%	1.69%	0.80%	(3.69)%	7.39%
Portfolio turnover rate	73.13%	240.55%	300.70%	526.39%	95.78%	15.15%

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Financial Highlights — (Continued)

(1)	Commencement of Operations

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Not Annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)

Not Annualized. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(5)	Annualized for periods less than one full year.

(6)

For the period ended May 31, 2012, the Fund accrued $272,000 in net current and deferred tax expense. For the fiscal year ended November 30, 2011, the Fund accrued $0 in net current and deferred tax expense. For the fiscal year ended November 30, 2010, the Fund accrued $0 in net current and deferred tax expense. For the fiscal year ended November 30, 2009, the Fund accrued $0 in net current and deferred tax expense. For the fiscal year ended November 30, 2008, the Fund accrued $3,153,649 in net current and deferred tax expense. For the period from August 27, 2007 through November 30, 2007, the Fund accrued $3,153,649 in net current and deferred income tax benefit.

(7)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Notes to Financial Statements

May 31, 2012 (Unaudited)

1.    Organization

The Cushing® MLP Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to produce current income and capital appreciation. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, Cushing® MLP Asset Management, LP (the “Adviser”) utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii)  Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts are reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security is secured by collateral deposited with the broker-dealer. The Fund also is required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The fair value of securities sold short was $48,095,000 at May 31, 2012.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the period ended May 31, 2012, the Fund has estimated approximately 5% of the distributions to be from investment income with the remaining balance to be return of capital.

Expenses are recorded on an accrual basis.

D.  Dividends and Distributions to Stockholders

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2012, the Fund’s dividends and distributions were expected to be comprised of 95 percent return of capital and 5 percent of ordinary income. The tax character of distributions paid for the period ended May 31, 2012 will be determined in early 2013.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. As of May 31, 2012, the Fund’s federal tax returns for the previous three fiscal year ends remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

The Fund did not purchase or hold any purchased option contracts during the period ended May 31, 2012.

Transactions in written options contracts for the period ended May 31, 2012, are as follows:

	Contracts	Premiums
Outstanding at December 1, 2011	—	$—
Options written	2,900	111,278
Options covered	(1,900)	(69,792)
Options expired	(1,000)	(41,486)

Outstanding at May 31, 2012	—	$—

The average monthly fair value of written options during the period ended May 31, 2012 was $8,750.

There was no effect on the Statement of Assets and Liabilities from derivative instruments as of May 31, 2012.

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	—	$48,661	$48,661

J.  Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating these amendments and does not believe they will have a material impact on the Fund’s financial statements.

3.    Concentrations of Risk

The Fund’s investment objective is to seek to produce current income and capitalization. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments; up to 50% of its managed assets in securities of MLPs and other natural resource companies that are not publicly traded, or that are otherwise restricted securities; up to 20% of its managed assets in securities of companies that are not MLPs, including other natural resource companies, and U.S. and non-U.S. issuers that may not constitute other natural resource companies; and up to 20% of its managed assets in debt securities of MLPs, other natural resource companies and other issuers.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s managed assets during such month for the services and facilities provided by the Adviser to the Fund. The Adviser earned $2,778,555 in advisory fees for the period ended May 31, 2012.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $100,000,000 of the Fund’s managed assets, 0.05% on the next $200,000,000 of managed assets and 0.04% on the balance of the Fund’s managed assets, with a minimum annual fee of $40,000.

Computershare Trust Fund, N.A. serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of May 31, 2012, are as follows:

Deferred tax assets:
Capital loss carryforward	$37,249,735

Total deferred tax assets before valuation allowance	37,249,735
Less: Valuation Allowance	(26,799,420)

Total deferred tax assets	10,450,315
Less Deferred tax liabilities:
Unrealized gain on investment securities	10,450,315

Net deferred tax asset	$—

The capital loss carryforward is available to offset future taxable income. The Fund has the following net capital loss amounts:

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2008	$13,000,756	November 30, 2013
November 30, 2009	50,363,661	November 30, 2014
November 30, 2010	5,173,355	November 30, 2015
November 30, 2011	—	NA
November 30, 2012	36,765,553	November 30, 2017

Total Fiscal Year Ended Capital Loss	$105,303,325

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Capital losses may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2013.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended May 31, 2012, as follows:

Current
Federal	$236,847
State and Local	35,153

Total current tax expense	$272,000

Deferred
Federal, net of Valuation allowance	$—
State and Local, net of Valuation allowance	—

Total deferred tax expense	$—

Total Tax Expense	$272,000

The increase in the valuation allowance of $7,593,259 was due to an increase in the gross deferred tax asset of $7,593,259 during the period ended May, 31, 2012.

At May 31, 2012, the cost basis of investments was $218,200,186 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$41,717,152
Gross unrealized depreciation	(11,158,276)

Net unrealized appreciation	$30,558,876

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Equity Securities
Common Stock(a)	$2,926,440	$2,926,440	$—	$—
Master Limited Partnerships and Related Companies(a)	254,787,099	254,787,099	—	—
Preferred Stock(a)	24,682,911	14,682,912	9,999,999	—

Total Equity Securities	282,396,450	272,396,451	9,999,999	—

Notes
Senior Notes(a)	6,778,750	—	6,778,750	—

Total Notes	6,778,750	—	6,778,750	—

Other
Short-Term Investments	7,678,862	7,678,862	—	—

Total Other	7,678,862	7,678,862	—	—

Total Assets	$296,854,062	$280,075,313	$16,778,749	$—

Liabilities
Exchange Traded Notes and Funds	$48,095,000	$48,095,000	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2012.

There were no transfers between any levels during the period ended May 31, 2012.

7.    Investment Transactions

For the period ended May 31, 2012, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $271,040,087 and $257,575,903 (excluding short-term securities), respectively and made purchases to cover investments sold short and received proceeds from investments sold short in the amount of $227,261,755 and $230,442,167, respectively. The Fund sold written options (proceeds) and covered written options (at cost) in the amount of $111,278 and $9,912, respectively.

8.    Common Stock

The Fund has unlimited shares of capital stock authorized and 33,160,069 shares outstanding at May 31, 2012. Transactions in common stock for the fiscal year ended November 30, 2011 and the period ended May 31, 2012 were as follows:

Shares at November 30, 2010	25,914,410
Shares sold through additional offerings	6,900,000
Shares issued through reinvestment of distributions	240,532

Shares at November 30, 2011	33,054,942
Shares issued through reinvestment of distributions	105,127

Shares at May 31, 2012	33,160,069

9.    Borrowing Facilities

The Fund maintains a margin account arrangement with Credit Suisse. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which approximates LIBOR plus 0.30%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2012 was approximately $126,092,000 and 0.93%, respectively. At May 31, 2012, the principal balance outstanding was $82,300,000 and accrued interest expense was $4,215.

10.    Subsequent Events

On June 13, 2012, the Fund issued 50,171 shares through its dividend reinvestment plan. After these share issuances, the Fund’s total common shares outstanding were 33,210,240.

The Cushing® MLP Total Return Fund

Additional Information (Unaudited)

May 31, 2012

Trustee and Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the period ended May 31, 2012, the aggregate compensation paid by the Fund to the independent trustees was $52,500. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund at (214)-692-6334, on the Fund’s Web site at www.cushingcef.com, and on the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2011 is available to stockholders by visiting the SEC’s Web site at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the six months ended May 31, 2012 was 73.13%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. and/or Computershare Inc. (together, the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (for purposes of this section, together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent, or by contacting the Plan Agent via their website at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee

(currently $0.03) incurred in connection with open-market purchases. There is no direct transaction fee to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a transaction fee payable by the participants. Participants who request a sale of shares through the Plan Agent are subject to a $15.00 sales transaction fee and pay a per share fee of $0.12 per share sold. All per share fees include any brokerage commissions the Plan Agent is required to pay.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 43078, Providence, RI 02940-3078, by calling the Plan Agent at 1-800-662-7232 or at the Plan Agent’s website, www.computershare.com/investor.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Stockholder Proxy Voting Results

The annual meeting of stockholders was held on May 24, 2012. The matter considered at the meeting, together with the actual vote tabulations relating to such matter were as follows:

1.	To elect Edward N. McMillan and Jerry V. Swank as Trustees of the Fund, to each hold office for a term of three years and until his successor is duly elected and qualified.

No. of Shares
Edward N. McMillan
Affirmative	28,892,283
Withheld	238,773

TOTAL	29,131,056

No. of Shares
Jerry V. Swank
Affirmative	28,894,417
Withheld	236,639

TOTAL	29,131,056

Ronald P. Trout continues to serve as a Trustee and his term expires on the date of the 2013 annual meeting of stockholders, or until his successor is duly elected and qualified. Brian R. Bruce continues to serve as Trustee and his term expires on the date of the 2014 annual meeting of stockholders, or until his successor is duly elected and qualified.

Based upon votes required for approval, this matter was approved.

The Cushing® MLP Total Return Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

OFFICERS

Jerry V. Swank

Chief Executive Officer and President

Daniel L. Spears

Executive Vice President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® MLP Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

THE CUSHING® MLP TOTAL  RETURN FUND

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 www.cushingcef.com www.swankcapital.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2011-12/31/2011	0	0	0	0
Month #2 01/01/2012-01/31/2012	0	0	0	0
Month #3 02/01/2012-02/29/2012	0	0	0	0
Month #4 03/01/2012-03/31/2012	0	0	0	0
Month #5 04/01/2012-04/30/2012	0	0	0	0
Month #6 05/01/2012-05/31/2012	0	0	0	0

Total	0	0	0	0

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Cushing MLP Total Return Fund

By (Signature and Title)	/s/ JERRY V. SWANK
Jerry V. Swank, President & Chief Executive Officer

Date 8/6/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ JERRY V. SWANK
Jerry V. Swank, President & Chief Executive Officer

Date 8/6/12

By (Signature and Title)	/s/ JOHN H. ALBAN
John H. Alban, Treasurer & Chief Financial Officer

Date 8/6/12

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